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
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                                     Suite 900                        Telephone: (313) 396-3000
                                     600 Renaissance Center
LOGO                                 Detroit, Michigan 48243-1704
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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference of our report dated January 18, 1996, appearing in this Annual Report on Form 10-K of Chrysler Corporation for the year ended December 31, 1995, in the following Registration Statements:

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
          REGISTRATION
FORM     STATEMENT NO.                                 DESCRIPTION
----    ----------------    ------------------------------------------------------------------
S-8         33-5588         Chrysler Salaried Employees' Savings Plan
S-8         33-6117         Chrysler Corporation Stock Option Plan
S-3         33-13739        Chrysler Corporation Common Stock deliverable to Selling
                            stockholder named therein
S-3         33-15716        Chrysler Corporation Common Stock deliverable to Selling
                            stockholders named therein
S-8         33-15544        Chrysler Corporation Common Stock deliverable pursuant to the 1972
        (Post-Effective     and 1980 American Motors Corporation Stock Option Plans
        Amendment No. 1)
S-3         33-15849        Chrysler Corporation Debt Securities
S-3         33-22233        Chrysler Corporation Common Stock deliverable to Selling
                            stockholders named therein
S-3         33-39688        Chrysler Corporation Common Stock deliverable to Selling
                            stockholders named therein
S-8         33-47986        Chrysler Corporation 1991 Stock Compensation Plan
S-3         33-59294        Chrysler Corporation Common Stock deliverable to Selling
                            stockholders named therein
S-8         33-55817        Chrysler Corporation 1991 Stock Compensation Plan
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DELOITTE & TOUCHE LLP

January 19, 1996

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